Exhibit 10.7

FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

THIS FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this “First Amendment”) is entered into on July 11, 2019, and shall be effective as of the Effective Time (defined below), by and among: (i) Thunder Bridge Acquisition, Ltd., a Cayman Islands exempted company (together with any successor thereto, including upon the Domestication (as defined below), the “Company”) and (ii) Thunder Bridge Acquisition LLC, a Delaware limited liability company (the “Sponsor”). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Registration Rights Agreement.

RECITALS

WHEREAS, the Company, the Sponsor and certain other Holders named therein are parties to that certain Registration Rights Agreement, dated as of June 18, 2018 (the “Registration Rights Agreement”), pursuant to which the Company granted certain registration rights to the Holders with respect to the Company’s securities;

WHEREAS, on January 21, 2019, (i) the Company, (ii) TB Acquisition Merger Sub LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company (“Merger Sub”), (iii) Hawk Parent Holdings LLC, a Delaware limited liability company (together with any successor thereto, including upon the Merger (as defined below), “Hawk”), and (iv) CC Payment Holdings, L.L.C., a Delaware limited liability company, in the capacity as the Company Securityholder Representative under the Merger Agreement (as defined below) (including any successor Company Securityholder Representative appointed pursuant to and in accordance therewith, the “Company Securityholder Representative”), entered into that certain Agreement and Plan of Merger (as amended from time to time in accordance with the terms thereof, the “Merger Agreement”);

WHEREAS, pursuant to the Merger Agreement, among other matters, (i) Parent will domesticate into a Delaware corporation in accordance with the applicable provisions of the Companies Law (2018 Revision) of the Cayman Islands and the General Corporation Law of the State of Delaware (the “Domestication”), and (ii) Merger Sub will merge with and into the Company, with the Company continuing as the surviving limited liability company (the “Merger”) and a subsidiary of Parent, all upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the applicable provisions of the Delaware Limited Liability Company Act;

WHEREAS, the parties hereto desire to amend the Registration Rights Agreement to revise the terms hereof in order to reflect the transactions contemplated by the Merger Agreement; and

WHEREAS, pursuant to Section 5.5 of the Registration Rights Agreement, the Registration Rights Agreement can be amended with the written consent of the Company and the Holders of at least a majority in interest of the Registrable Securities at the time in question.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Amendments to Registration Rights Agreement. The parties hereby agree to the following amendments to the Registration Rights Agreement:

(a) The defined terms in this First Amendment, including in the preamble and recitals hereto, and the definitions incorporated by reference from Merger Agreement, are hereby added to the Registration Rights Agreement as if they were set forth therein.

(b) The parties hereby acknowledge and agree that the term “Registrable Security” shall include any securities of Parent issued to the Holders in exchange for their Registrable Securities in the Domestication, and any other securities of Parent or any successor entity issued in consideration of (including as a stock split, dividend or distribution) or in exchange for any of such securities. The parties further agree that any reference in the Registration Rights Agreement to “Ordinary Shares” will instead refer to the shares of Class A Common Stock, par value $0.0001 per share, of Parent (“Class A Common Stock”) after the Domestication (and any other securities of Parent or any successor entity issued in consideration of (including as a stock split, dividend or distribution) or in exchange for any of such securities).

(c) Section 1.1 of the Registration Rights Agreement is hereby amended to add the following definitions:

“Hawk Registration Rights Agreement” means that certain Registration Rights Agreement by and among Parent and the former holders of limited liability company interests of Hawk to be entered into in connection with the consummation of the transactions contemplated by the Merger Agreement in substantially the form attached as Exhibit I to the Merger Agreement.

“Hawk Securities” means those securities included in the definition of “shares” specified in the Hawk Registration Rights Agreement.

(d) Section 2.1.4 of the Registration Rights Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

2.1.4 Reduction of Underwritten Offering. If the managing Underwriter or Underwriters in an Underwritten Registration pursuant to a Demand Registration, in good faith, advises the Company, the Demanding Holders and the Requesting Holders (if any) in writing that the dollar amount or number of Registrable Securities that the Demanding Holders and the Requesting Holders (if any) desire to sell, taken together with all other Ordinary Shares or other equity securities that the Company desires to sell and the Ordinary Shares, if any, as to which a Registration has been requested pursuant to separate written contractual piggy-back registration rights held by any other shareholders who desire to sell, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in the Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then the Company shall include in such Underwritten Offering, as follows: (i) first, the Registrable Securities of the Demanding Holders and the Requesting Holders (if any) (pro rata based on the respective number of Registrable Securities that each Demanding Holder and Requesting Holder (if any) has requested be included in such Underwritten Registration and the aggregate number of Registrable Securities that the Demanding Holders and Requesting Holders have requested be included in such Underwritten Registration (such proportion is referred to herein as “Pro Rata”)) that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.2.1 hereof, the holders of Hawk Securities exercising piggy-back registration rights under the Hawk Registration Rights Agreement and the Ordinary Shares or other equity securities of other persons or entities that the Company is obligated to register in a Registration pursuant to separate written contractual arrangements with such persons or entities (all pro rata in accordance with the number of shares that each applicable person or entity has requested be included in such registration, regardless of the number of shares held by each such person (such proportion with respect to any request is referred to herein as “Piggy-Back Pro Rata”)), without exceeding the Maximum Number of Securities; and (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Ordinary Shares or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities.

(e) Section 2.2.2 of the Registration Rights Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

2.2.2 Reduction of Piggyback Registration. If the managing Underwriter or Underwriters in an Underwritten Registration that is to be a Piggyback Registration, in good faith, advises the Company and the Holders of Registrable Securities participating in the Piggyback Registration in writing that the dollar amount or number of the Ordinary Shares that the Company desires to sell, taken together with (i) the Ordinary Shares, if any, as to which Registration has been demanded pursuant to separate written contractual arrangements with persons or entities other than the Holders of Registrable Securities hereunder (ii) the Registrable Securities as to which registration has been requested pursuant to Section 2.2 hereof, and (iii) the Ordinary Shares, if any, as to which Registration has been requested pursuant to separate written contractual piggy-back registration rights of other shareholders of the Company, exceeds the Maximum Number of Securities, then:

(a) If the Registration is undertaken for the Company’s account, the Company shall include in any such Registration (A) first, the Ordinary Shares or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.2.1 hereof, the holders of Hawk Securities exercising piggy-back registration rights under the Hawk Registration Rights Agreement and the Ordinary Shares or other equity securities of other persons or entities that the Company is obligated to register in a Registration pursuant to separate written contractual arrangements with such persons or entities, all Piggy-Back Pro Rata, which can be sold without exceeding the Maximum Number of Securities;

(b) If the Registration is pursuant to a request by persons or entities other than the Holders of Registrable Securities, then the Company shall include in any such Registration (A) first, the Ordinary Shares or other equity securities, if any, of such requesting persons or entities, other than the Holders of Registrable Securities, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.2.1 hereof, the holders of Hawk Securities exercising piggy-back registration rights under the Hawk Registration Rights Agreement and the Ordinary Shares or other equity securities of other persons or entities that the Company is obligated to register in a Registration pursuant to separate written contractual arrangements with such persons or entities, all Piggy-Back Pro Rata, which can be sold without exceeding the Maximum Number of Securities; and (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the Ordinary Shares or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities.

(f) Section 2.4 of the Registration Rights Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

2.4 Restrictions on Registration Rights. The Company may postpone the filing of a Registration Statement for a Demand Registration or suspend the effectiveness of any shelf Registration Statement on Form S-3, or defer initiating the process for a demanded shelf takedown, for a reasonable “blackout period” not in excess of ninety (90) days if the Board determines that such Registration or offering or takedown could materially interfere with a bona fide business or financing transaction of the Company or is reasonably likely to require premature disclosure of information, the premature disclosure of which could materially and adversely affect the Company; provided that the Company shall not postpone the filing of a Registration Statement for a Demand Registration or suspend the effectiveness of any shelf Registration Statement pursuant to this Section 2.4 more than twice in any 360 day period. The blackout period will end upon the earlier to occur of, (i) in the case of a bona fide business or financing transaction, a date not later than ninety (90) days from the date such deferral commenced, and (ii) in the case of disclosure of non-public information, the earlier to occur of (x) a date not later than ninety (90) days from the date such deferral commenced, or (y) the date upon which such information is otherwise disclosed.

(g) Section 3.3 of the Registration Rights Agreement is hereby amended to add the following immediately after the term “lock-up agreements” in clause (ii) thereof: “as contemplated by Section 3.7 below”

(h) Article III of the Registration Rights Agreement is hereby amended by adding the following as a new Section 3.7:

3.7 Lockups. In connection with any Underwritten Offering, the Company and each Holder will agree (in the case of the Holders, with respect to shares respectively held by them) to be bound by the underwriting agreement’s lockup restrictions (which must apply in like manner to all of them) that are agreed to (a) if the Underwritten Offering was requested by a Holder, by the Holder who made such request, or (b) if the Underwritten Offering was not requested by a Holder, by the Company. Pending execution and delivery of the relevant underwriting agreement, upon being notified of a proposed or requested Underwritten Offering with respect to which the “piggyback” rights described in this Agreement will apply, the Holders will immediately be bound by the lockup restrictions set forth in any applicable support or similar agreements as though such restrictions were then applicable for so long as the proposed offering or requested offering is being pursued. The Company shall cause its directors, executive officers and any other officers under Rule 16a-1(f) under the Exchange Act and shall use reasonable efforts to cause other Holders who beneficially own any of the shares participating in such offering, to enter into lockup restrictions that are no less restrictive than the restrictions contained in the lockup restrictions applicable to the Holders.

(i) Section 5.1 of the Registration Rights Agreement is hereby amended to delete the address of the Company and provide that the following addresses shall be used for notices to the Company thereunder:

If to the Company, to: Repay Holdings Corporation 3 West Paces Ferry Road, Suite 200 Atlanta, Georgia 30305 Attention: John A. Morris, CEO (404) 504-7474 (phone) jmorris@repayonline.com

With copies to (which shall not constitute notice):

Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017
Attention: Maripat Alpuche
(212) 455-3971 (phone)
malpuche@stblaw.com

and

Troutman Sanders LLP
600 Peachtree Street, Suite 5200
Atlanta, Georgia 30308
Attention: Tyler B. Dempsey
(404) 885-3764 (phone)
tyler.dempsey@troutmansanders.com

and

Thunder Bridge Acquisition LLC
9912 Georgetown Pike, Suite D203
Great Falls, Virginia 22066
Attention: Gary Simanson, CEO
(202) 431-0507 (phone)
gsimanson@thunderbridge.us

and

Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Floor
New York, New York 10105
Attn: Douglas Ellenoff, Esq.

  Matthew A. Gray, Esq.

(212) 370-1300 (phone)
ellenoff@egsllp.com and mgray@egsllp.com

(j) Section 5.3 of the Registration Rights Agreement is hereby amended by adding the following sentence after the first sentence in Section 5.3:

“The use of the word “including”, “include” or “includes” in this Agreement shall be by way of example rather than by limitation.”

(k) Section 5.6 of the Registration Rights Agreement is hereby amended by deleting the final sentence of Section 5.6 in its entirety.

2. Acknowledgement of Hawk Registration Rights Agreement. The parties hereby acknowledge and agree that, notwithstanding Section 5.6 of the Registration Rights Agreement, in connection with the Merger Agreement, Parent will enter into the Hawk Registration Rights Agreement with respect to the Hawk Securities, and consent to the foregoing.

3. Effective Date. This First Amendment shall become effective upon the consummation of the transactions contemplated by the Merger Agreement (the “Effective Date”).

4. Miscellaneous. Except as expressly provided in this First Amendment, all of the terms and provisions in the Registration Rights Agreement are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This First Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Registration Rights Agreement, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein. Any reference to the Registration Rights Agreement in the Registration Rights Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Registration Rights Agreement, as amended by this First Amendment on the Effective Date (or as the Registration Rights Agreement may be further amended or modified after the Effective Date in accordance with the terms thereof). The terms of this First Amendment shall be governed by, enforced and construed and interpreted in a manner consistent with the provisions of the Registration Rights Agreement, including Section 5.4 thereof.

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IN WITNESS WHEREOF, each party hereto has signed or has caused to be signed by its officer thereunto duly authorized this First Amendment to Registration Rights Agreement as of the date first above written.

Company:

THUNDER BRIDGE ACQUISITION LTD.

By:	/s/ Gary A. Simanson
Name: Gary A. Simanson
Title: President and CEO

Holder:

THUNDER BRIDGE ACQUISITION LLC

By:	/s/ Gary A. Simanson
Name: Gary A. Simanson
Title: President and CEO Managing Member

[Signature Page to First Amendment to Registration Rights Agreement]